Taxation - Schedule of deferred tax assets and liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Net operating tax loss carry forwards	¥ 160,743	¥ 144,050
Advertising and promotion expenses in excess of deduction limit	60,883	2,018
Payroll and expense accrued	29,739	549
Others	704
Less: valuation allowance	(252,069)	(146,617)	¥ (116,606)
Total deferred tax assets, net	¥ 0	¥ 0